UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22504

Clark Fork Trust

 (Exact Name of Registrant as Specified in Charter)

218 East Front Street, Suite 205, Missoula, Montana 59802

 (Address of Principal Executive Offices)  (Zip Code)

Capitol Services, Inc.

615 S. Dupont Hwy, Dover, DE 19901

 (Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:  (406) 541-0130

Date of fiscal year end: May 31

Date of reporting period: November 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

TARKIO FUND

(TARKX)

CLARK FORK TRUST

SEMI-ANNUAL REPORT

November 30, 2021

(UNAUDITED)

TARKIO FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

NOVEMBER 30, 2021 (UNAUDITED)

November 11,2021

Dear fellow shareholders,

We often say that our “long-term investment” strategy distinguishes the Tarkio Fund from investments managed by other managers.  Being a long-term investor is all well and good, but what does that really mean?  Are we talking about two years, five years, ten years?

In theory, our ideal holding period for owning companies is indefinite, as in forever.  Holding “forever” is not a specific goal or objective for each company, but rather (and more importantly) a state of mind.  It is a way for us to view the investment process from a different perspective than any other investor we know of.  It allows us to take the same information available to everybody else and filter that information through a different lens.

Here's what we mean: The highest IQs with the most advanced finance degrees on the planet are jockeying daily to outwit each other in the traditional Wall Street world based on the latest news of the moment.  But the result of all this effort and frenetic energy is that less than ten percent of all these participants outperform the Standard and Poor’s 500 Index over time after their fees are taken into account.1  There is no advantage for us to participate in this game of folly.  We cannot wake up every morning and outsmart this highly motivated mass of investors.  Rather, we believe our advantage is to absorb the same information as everybody else but view that information through our ultra-long-term perspective.  We view today’s events through the lens of how this will affect our companies over the next twenty or thirty years, not over the next twenty or thirty days (or even twenty or thirty minutes).

We think investment advantage comes through discipline and ours is being willing to look out further than the crowd.  Yes, in a perfect world our holding period is forever, but the world is not perfect.  We would like to be able to evaluate every company’s cash flow trajectory through the next millennium, but the reality is there are only a small number of companies that we can see past several years, let alone twenty years or more.  But every so often, we find a company that has the characteristics that we believe predict improvement and success for decades into the future.  We understand that we must be disciplined to own only these (in our opinion, very best) companies that we can identify within our well-defined circle of competency.2

______________________

1 See French, K. R. (2008). Presidential Address: The Cost of Active Investing. The Journal of Finance, 63(4), pp 1537-1573.

2 We look for companies that feature:

• Integrity of Management                                    • Long-Term Focus

• Purpose and Passion                                           • Employee Empowerment – Driving Fear Out of the Organization

•Teamwork – Cooperation, Not Competition       •Disciplined Capital Allocation

In fact, there have been a few cases in which we have invested in companies that do not possess these traits, but rather because we thought they were really cheap!  In these isolated cases, we typically have had to wait much longer for our investment to pay off.

Semi-Annual Report |  1

TARKIO FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

NOVEMBER 30, 2021 (UNAUDITED)

The corporate structure is open-ended.  A business, particularly a publicly traded business, is designed to go on forever, beyond any single person’s life span.  Our management theory describes a business as a continuous journey, incrementally improving, and forever evolving.  If a business can, over the long-term, consistently improve, which in turn increases its cash flow stream, even by a modest amount, that improvement will compound within the company over time.  Compounding works like a snowball: the longer it rolls down the hill, the more its volume grows exponentially.  Albert Einstein put it best when he famously said “Compound interest is the eighth wonder of the world. He who understands it, earns it … he who doesn't … pays it.”  But the only way to maximize this compounding, is if it runs uninterrupted.  And because compounding is exponential, the greatest gains accrue in those periods that are the furthest in the future.  So if a business can continually improve, then the best time to own that business is indefinitely into the future.  And importantly, compounding an investor’s capital within a great company for a long time enables the snowball effect to occur on a tax deferred basis, which acts as a super charger for multiplying your wealth!

For over thirty-five years the Fund’s advisor has benefited from investing in companies with a long-term focus.  We believe our obsessive focus on the long term has enabled us to refine our investment process to the point that it has created dependable multiyear meaningful investment returns for our investors and ourselves.  More importantly, we are continuously improving our own process so we can get better at identifying companies with greater odds of success.  That said, we only know how to invest for the long-term.  We have no clue what it takes to be successful short-term investors and we do not think anybody else does either (except for a couple highly sophisticated, short-lived computerized trading algorithms).  The benefits of our multi-year process are compelling.  The drawback, of course, is that short-term fluctuations will be random, uncontrollable, and from time to time extreme.

So yes, if you can hold the right company forever, you can get a significant financial benefit.  But it is the personal and ethical benefits of taking a long-term view that are much more important to us.  In fact, the various financial benefits that we highlight in this letter are just a by-product of the behavior stemming from long-term thinking.

Thinking long-term shapes who we are, how we view the world, and how we interact with people.  Wall Street has a well-deserved reputation for bad behavior, but we believe virtually all nefarious Wall Street activities can be traced to short-term incentives.  In fact, we believe that most unsavory behavior in all areas is a result of short-term thinking.  Think about it: whether it is in investing, the workplace, politics, or relationships, we think you can make a direct connection between illegal, unethical, or immoral behavior and short-term thinking.3  On the flip side, we believe long-term thinking typically leads to exemplary behavior.

Ultimately, a business is simply a group of people attempting to provide value to a “customer” by solving a problem, hopefully for the benefit of society.  To provide this value over the long-term, it is vital that a business maintains a good reputation.  It must consider how its actions are going to affect all stakeholders.  The only way to be able to lead a larger group for an extended period is to build “trust.”  We believe trust is one of the most powerful concepts in business (and in life for that matter).  Trust between management and front-line employees, between departments, between each employee, between the company and its suppliers, certainly between the company and its customers, and between the company and the

___________________

3 Recent chaos (and individual investor losses) associated with meme stock like GameStop and AMC, the real estate market crash that precipitated the Global Financial Crisis, and the ENRON disaster illustrate some of the many ways that short-term thinking can lead to bad financial outcomes for everyday investors and institutional investors alike.

Semi-Annual Report |  2

TARKIO FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

NOVEMBER 30, 2021 (UNAUDITED)

communities in which it operates.  Trust is the glue that holds a company together, and the stronger the trust, we think the more successful the company will be in the long run.  That said, sometimes you need to make short-term sacrifices in order to build long-term trust.  We view a company’s behavior from this perspective, and as a result we believe we can identify when companies are building long-term value by making short-term sacrifices.

And for that reason, long-term thinking allows us to enjoy yet another financial benefit:  When companies sacrifice short term earnings for long term trust/wealth building benefits, most investors see only the short-term negative and sell their shares, which drives the company’s stock price lower.  For us, this is a no brainer.  The company is reinforcing our confidence in them by their farsighted actions while simultaneously our short-sighted friends on Wall Street are driving the stock down to bargain prices.  This is the primary scenario we use to purchase shares of our favorite compounding companies at attractive prices.

The daily routine for the Tarkio Team consists of interacting with the management teams of companies in which we either currently have an ownership stake or that we are vetting for possible future investment.  These teams behave in this long-term, trust-building manner.  While we have accrued financial benefits from investing in these outstanding companies, the bigger benefit for us personally has been to be able to be associated with and partner with people we respect and admire.  These associations make everyday a delight, keep us engaged, and make our research activities a joyous experience.  Rest assured; we will continue to align ourselves with like-minded, long-term value creators as we continue to build the ecosystem that is the foundation for allocating your capital in the Tarkio Fund.  As we discussed in our May 1, 2020 “Equity News” letter to our Front Street Capital Management clients, our belief that “the good guys will win in the end” is unwavering.

Often, good outcomes take a long time to develop, but while human nature wants to take a short cut, focusing on the long-term enables you to allow the process to progress.  By consistently focusing on the long term, we benefit today from the work done years ago, and our work today is intended to pay off long into the future.  This philosophy liberates us to continue to focus on the horizon.  The analogy is to enjoy the shade today from the tree planted years ago.  And under the comfort of that shade, you can continue to plant even more trees for the future.

Wow!  Exemplary behavior, leading to solving important societal needs, while efficiently compounding investors’ hard-earned capital at attractive rates of return.  These are all the results of taking a long-term view.  Yes, business can be a force for good.  The difference between this philosophy and the cutthroat, money hungry corporations that many folks think of is the difference between focusing on compounding long-term wealth and focusing on short-term profitability.  “Conscious Capitalism” is simply long-term capitalism.

For better or worse, time seems to always go by faster than you think.  How about letting this concept work for you instead of frustrating you?  If time seems to speed up, then the compounding benefits will seem to come quicker!  Ignore the short-term noise and volatility that create so much stress and anxiety in life.  Focus on the calmness of the horizon and allow yourself to experience the magic of time and compounding working in your favor for both financial gain as well as personal fulfillment.  This is the philosophy we use in managing the Tarkio Fund, and we thank you for taking this journey with us.

Semi-Annual Report |  3

TARKIO FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

NOVEMBER 30, 2021 (UNAUDITED)

Respectfully,

Russ, Michele, Ginger, Dominic, Jeremy & Dom

The Tarkio Team

The mention of any investments in this commentary should not be considered a recommendation to sell or purchase the security(ies) mentioned or similar investments.  Please consult an investment professional on how the purchase or sale of such investments can be implemented to meet your particular investment objective or goals.   Investments in securities and/or similar investments are subject to risks.  It is important to obtain information about and understand these risks prior to investing.

Mutual Fund investing involves risk. Such risks associated with the Tarkio Fund (including but not limited to Small/Medium Capitalization Risks, Foreign Securities Risk, Fixed Income Securities Risk, Non-Diversification Risk, and New Fund/Adviser Risk) as well as applicable investment objectives, charges and expenses must be considered carefully before investing.

An investor should consider the investment objectives, risks, charges and expenses carefully before investing. A prospectus containing this and other information may be obtained by visiting www.tarkiofund.com or by contacting 866-738-3629. We encourage you to read the prospectus before investing.

Tarkio Fund is distributed by Arbor Court Capital, LLC - Member FINRA/SIPC.

Semi-Annual Report |  4

TARKIO FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

2nd QUARTER (UNAUDITED)

Dear fellow shareholders,

The second quarter of 2021 and the year-to-date results of the Tarkio Fund (the “Fund”) have been positive so far.  The Fund, from June 30th, 2020 to June 30th, 2021, had a total return more than double that of the S&P 500.  (For compliance purposes, we are also required to disclose that, as of the end of the second quarter, the total average annual return of the Fund over 1-year was 80.74%, over 5 years was 17.09%, over 10 years was 12.73%)

The past performance shown here reflects reinvested distributions and does not guarantee future results. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance cited. For the most recent month-end performance, call Mutual Shareholder Services at (866) 738-3629 or visit us on the web at www.tarkiofund.com.  The fund’s gross expense ratio as of the most recent prospectus is 1.00%.

The Fund’s portfolio companies appear to have weathered the worst of the COVID pandemic, and we (as the Fund’s advisor) believe these businesses have generally outpaced their peers since the recovery from the pandemic began.  We believe the companies in our portfolio appear to be well positioned to take part in long-term growth, including trends revolving around the renewable energy transition, the rollout of 5G/the internet of things, a revamping of US infrastructure, and electric/autonomous vehicles.

This is all cause for optimism and supports our confidence that the Fund’s portfolio of employee-empowered, continual improvement companies can continue to capitalize on these tailwinds, overcome obstacles and continually evolve in order to deliver long term value for decades.  But we do not expect this year’s level of performance to continue year after year consistently and linearly into the future.  During these times of optimism, we like to reiterate that great, long-term results are never consistent and never linear.  In fact, as many of the Fund’s investors will no doubt remember, this current period of strong performance comes on the back of a two-year period (2018 to the start of 2020) during which the Fund returned -5.94% while the S&P 500 returned 9.54%.  Ours was one of the worst performing funds in our category during that period.

In fact, for the top performing investment managers over the long term, there are several reasons why they typically spend a significant portion of the time at the bottom of the pack.4  The most important reason is that we don’t sell our great companies when other investors are heading for the exit.  Basic principles of supply and demand cause prices to go down (especially in a downturn or a scare) when more people want to sell their holdings than the number of people who want to buy.  During a market downturn, scare, or panic, we hold onto our great companies, confident that they will emerge stronger coming out the other side.

_____________________

4 Investor Joel Greenblatt famously points out that according to Davis Advisors’ study of the top 25% of investment funds (based on total investment performance over a decade), every one of those managers spent at least one 3-year period in the bottom half of the performance rankings.  And half of these “top quartile” managers spent at least 3 years in the bottom 10% of the performance rankings.

Semi-Annual Report |  5

TARKIO FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

2nd QUARTER (UNAUDITED)

Therefore, by definition, our performance is worse than anyone else while we hold these positions all the way to the bottom while others are selling to limit their losses.  But by holding on, we actually fuel the Fund’s performance when our companies rebound after the scare is over.  Moreover, if we can actually BUY more of our favorite companies on the way down, our short-term negative performance is magnified as we acquire more and more of the positions that are dragging down our performance.  But we are happy to hold (and to acquire more), since we have confidence in where our companies will end up on the other side.  Therefore, a downturn represents an opportunity for us to reposition the Fund’s portfolio to a place where we think we can show even stronger long-term performance going forward. When a company underperforms in the short term, but we believe it has a bright long-term future, we lean in and buy as much as we can, often causing the Fund’s performance to fluctuate more than the market.  We will say this again, you can expect our portfolio to underperform (and often drastically) about 1/3rd of the time.  But we could not create strong long-term performance without these temporary periods.

It’s no surprise, then, that we don’t focus on these short-term periods, whether they constitute good or bad performance.  As we reiterate in all our letters, we choose investments based on a unique, more qualitative criteria:

•

Long-Term Focus

•

Integrity of Management

•

Employee Empowerment

•

Teamwork and Cooperation

•

Purpose and Passion

•

Disciplined Capital Allocation

A company that successfully employs this type of management style over decades can develop a lasting culture of continuous improvement that builds success through a motivated, fulfilled workforce that becomes expert at solving problems and opportunistically takes advantage of market trends by providing the most value to their customers.  So our research focuses on these criteria regardless of economic trends, industry type, or company size, because the lifespan of a great company is practically indefinite.  With a long time horizon and an empowered workforce that isn’t weighed down by management bureaucracy or ego, great companies can respond to evolving environments, continually delight their customers, and shift their business models as necessary in relatively short periods of time to take long-term advantage of ever changing market dynamics.

A great example of this is Cognex, the machine vision technology company that has been in our portfolios since 1992 (and in the Fund since its inception).  When we first purchased Cognex, its largest market was machine vision systems for semiconductor manufacturing.  Now, in 2021, this particular market constitutes less than 10% of its business (and shrinking), as Cognex has pivoted over and over to provide machine vision products that are used in everything from online fulfillment centers to automobile manufacturing to medical laboratories.  Recently, with an eye to the future, Cognex is in the beginning stages of shifting focus more towards using artificial intelligence to solve previously unsolvable machine vision problems.  Ask any manager at Cognex, however, and will likely tell you that their success and ability to remain nimble and adaptive is due to their “Work Hard, Play Hard, Move Fast” culture rather than any sort of hyper-intelligent management strategy.  They simply follow the

Semi-Annual Report |  6

TARKIO FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (CONTINUED)

2nd QUARTER (UNAUDITED)

ideas of the employees closest to the customer and give them all the information needed to make informed decisions.

A common result of this qualitative approach is that the market performance of our companies will rarely line up with what we believe is a fair valuation of their businesses.  On any given day, based on whatever the news of the day may be, the stock price of any of these companies might be either less or more than what we think is a reasonable price to pay for the business.  For you as a client, this can be maddening.  But when such dislocations occur, we see an opportunity to buy great companies at reasonable prices.  Therefore, we encourage investors to view performance in chunks of at least five years for a more reasonable yardstick of how we are performing.  In the meantime, we encourage everyone to follow our regular correspondence regarding what our companies are doing qualitatively.  These letters can be found on the Fund’s website at https://tarkiofund.com/shareholder-letters/.  And please reach out with any specific questions you may have on any particular holding or aspect of our investment strategy.  That way you can decide for yourself whether you think we continue to stick to our principles, avoid the short-term noise of the market, and may continue to have more periods of great performance than periods of poor performance long into the future.

Thank you for your continued support and long-term investment in the Fund.

Sincerely,

Dominic Piazza, Jeremy Brown, Michele Blood, Ginger Belker, and Russ Piazza

On September 30, 2021, CGNX was 11.5% of the Tarkio Fund Portfolio at a share price of $80.22 a share.

The mention of any investments in this commentary should not be considered a recommendation to sell or purchase the security(ies) mentioned or similar investments.  Please consult an investment professional on how the purchase or sale of such investments can be implemented to meet your particular investment objective or goals.   Investments in securities and/or similar investments are subject to risks.  It is important to obtain information about and understand these risks prior to investing.

Mutual Fund investing involves risk. Such risks associated with the Tarkio Fund (including but not limited to Small/Medium Capitalization Risks, Foreign Securities Risk, Fixed Income Securities Risk, Non-Diversification Risk, and New Fund/Adviser Risk) as well as applicable investment objectives, charges and expenses must be considered carefully before investing.

An investor should consider the investment objectives, risks, charges and expenses carefully before investing. A prospectus containing this and other information may be obtained by visiting www.tarkiofund.com or by contacting 866-738-3629. We encourage you to read the prospectus before investing.

Tarkio Fund is distributed by Arbor Court Capital, LLC - Member FINRA/SIPC.

Semi-Annual Report |  7

TARKIO FUND

PORTFOLIO ILLUSTRATION

NOVEMBER 30, 2021 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are categorized using Morningstar® classifications.

Semi-Annual Report |  8

TARKIO FUND

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2021 (UNAUDITED)

Shares		Value

COMMON STOCK - 99.72%

Communications Equipment - 1.86%
35,000	Lumentum Holdings, Inc. *	$ 3,036,950

Construction Machinery & Equipment - 9.46%
808,375	Manitowoc Co., Inc. (a) *	15,407,628

Dental Equipment & Supplies - 3.12%
130,925	Envista Holdings Corp. *	5,079,890

Drawing & Insulation of Nonferrous Wire - 1.47%
64,600	Corning, Inc.	2,396,014

Electronic & Other Electrical Equipment (No Computer Equipment) - 4.76%
81,550	General Electric Co.	7,746,435

Fire, Marine & Casualty Insurance - 3.89%
20,150	Berkshire Hathaway, Inc. Class B *	5,575,304
1,725	Fairfax Financial Holdings, Ltd. (Canada) *	766,072
		6,341,376
Industrial Instruments for Measurement, Display & Control - 15.68%
233,475	Cognex Corp.	18,035,944
23,325	Danaher Corp.	7,502,253
		25,538,197
Industrial Trucks, Tractors, Trailers & Stackers - 1.96%
75,500	Terex Corp.	3,199,690

Land Subdividers & Developers (No Cemeteries) - 9.47%
321,525	The St. Joe Co.	15,436,415

Miscellaneous Fabricated Metal Products - 0.12%
650	Parker Hannifin Corp.	196,339

Motor Vehicle Parts & Accessories - 0.30%
47,350	Modine Manufacturing Co. *	490,546

National Commercial Banks - 1.73%
10,150	Bank of America Corp.	451,370
14,900	JPMorgan Chase & Co.	2,366,567
		2,817,937
Office Furniture - 3.81%
163,750	MillerKnoll, Inc.	6,212,675

Optical Instruments & Lenses - 1.35%
35,125	II-VI, Inc. *	2,196,366

Plastic Materials, Synth Resins & Nonvulcan Elastomers - 0.65%
3,900	Rogers Corp. *	1,063,218

Printed Circuit Boards - 1.53%
117,525	Kimball Electronics, Inc. *	2,493,881

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report |  9

TARKIO FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

NOVEMBER 30, 2021 (UNAUDITED)

Shares		Value

Pumps & Pumping Equipment - 4.58%
160,750	Colfax Corp. *	$ 7,465,230

Retail-Catalog & Mail-Order Houses - 0.03%
15	Amazon.com, Inc. *	52,606

Retail-Eating Places - 1.28%
1,270	Chipotle Mexican Grill, Inc. *	2,087,131

Retail-Home Furniture, Furnishings & Equipment Stores - 7.22%
1,011,600	The Container Store Group, Inc. *	11,764,908

Retail-Variety Stores - 3.67%
11,075	Costco Wholesale Corp.	5,973,633

Services-Business Services - 2.36%
32,350	Global Payments, Inc.	3,850,944

Services-Prepackaged Software - 2.30%
90,045	National Instruments Corp.	3,738,668

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 4.17%
63,950	Nucor Corp.	6,795,327

Telephone & Telegraph Apparatus - 1.80%
48,600	Ciena Corp. *	2,927,178

Telephone Communications (No Radiotelephone) - 8.15%
1,075,800	Lumen Technologies, Inc.	13,275,372

Textile Mills Products - 1.41%
160,925	Interface, Inc.	2,294,790

Totalizing Fluid Meters & Counting Devices - 0.21%
10,600	Vontier Corp.	334,006

Trucking (No Local) - 1.38%
170,450	Yellow Corp. *	2,243,122

TOTAL FOR COMMON STOCK (Cost $88,665,010) - 99.72%		162,456,472

MONEY MARKET FUND - 0.21%
346,638	Federated Government Obligations Fund - Institutional Class 0.03% ** (Cost $346,638)	346,638

TOTAL INVESTMENTS (Cost $89,011,648) - 99.93%		162,803,110

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.07%		120,602

NET ASSETS - 100.00%		$162,923,712

* Non-income producing securities during the period.

** The rate shown represents the 7-day yield at November 30, 2021.

(a) The Fund and the Adviser, in combination, owned more than 5% of the outstanding voting shares of the company during the six months ended  November 30, 2021.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report |  10

TARKIO FUND

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2021 (UNAUDITED)

Assets:
Investments in Securities, at Value (Cost $77,742,570)	$ 147,395,482
Investment in Affiliated Security, at Value (Cost $11,269,078)	15,407,628
Cash	1,000
Receivables:
Shareholder Subscriptions	13,637
Dividends and Interest	365,624
Total Assets	163,183,371
Liabilities:
Payables:
Securities Purchased	117,184
Accrued Adviser Fees	106,856
Accrued Service Fees	35,619
Total Liabilities	259,659
Net Assets	$ 162,923,712

Net Assets Consist of:
Paid In Capital	$ 82,962,913
Distributable Earnings	79,960,799
Net Assets, for 5,391,965 Shares Outstanding (unlimited shares authorized)	$ 162,923,712

Net asset value, offering price, and redemption price per share	$ 30.22

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report |  11

TARKIO FUND

STATEMENT OF OPERATIONS

For the six months ended NOVEMBER 30, 2021 (UNAUDITED)

Investment Income:
Dividends	$ 918,876
Interest	59
Total Investment Income	918,935

Expenses:
Advisory Fees (Note 4)	625,497
Service Fees (Note 4)	208,499
Total Expenses	833,996

Net Investment Income	84,939

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	5,404,788
Net Realized Gain on Affiliated Investments	6,331
Net Change in Unrealized Depreciation on Investments	(7,537,583)
Net Change in Unrealized Depreciation on Affiliated Investments	(5,364,033)
Net Realized and Unrealized Loss on Investments	(7,490,497)

Net Decrease in Net Assets Resulting from Operations	$ (7,405,558)

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report |  12

TARKIO FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year Ended
	11/30/2021	5/31/2021
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 84,939	$ 800,999
Net Realized Gain on Investments	5,404,788	4,237,706
Net Realized Gain (Loss) on Affiliated Investments	6,331	(647,830)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(7,537,583)	64,731,065
Net Change in Unrealized Appreciation (Depreciation) on Affiliated Investments	(5,364,033)	13,472,564
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,405,558)	82,594,504

Distributions to Shareholders:
Distributions	-	(669,693)
Total Dividends and Distributions Paid to Shareholders	-	(669,693)

Capital Share Transactions (Note 5):
Proceeds from Sale of Shares	3,361,772	2,609,948
Net Asset Value of Shares Issued on Reinvestment of Dividends	-	669,693
Cost of Shares Redeemed	(1,608,750)	(7,640,782)
Net Increase (Decrease) in Net Assets from Shareholder Activity	1,753,022	(4,361,141)

Net Assets:
Net Increase (Decrease) in Net Assets	(5,652,536)	77,563,670
Beginning of Period	168,576,248	91,012,578
End of Period	$162,923,712	$ 168,576,248

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report |  13

TARKIO FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period.

	(Unaudited) Six Months Ended 11/30/2021

			Years Ended
			5/31/2021	5/31/2020	5/31/2019	5/31/2018	5/31/2017

Net Asset Value, at Beginning of Period	$ 31.60		$ 16.48	$ 18.00	$ 20.52	$ 18.93	$ 14.40

Income (Loss) From Operations:
Net Investment Income (Loss) *	0.02		0.15	0.02	0.14	0.07	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	(1.40)		15.09	(0.51)	(2.12)	1.89	4.62
Total from Investment Operations	(1.38)		15.24	(0.49)	(1.98)	1.96	4.61

Distributions:
Net Investment Income	-		(0.12)	(0.03)	(0.11)	(0.04)	(0.01)
Realized Gains	-		-	(1.00)	(0.43)	(0.33)	(0.07)
Total from Distributions	-		(0.12)	(1.03)	(0.54)	(0.37)	(0.08)

Net Asset Value, at End of Period	$ 30.22		$ 31.60	$ 16.48	$ 18.00	$ 20.52	$ 18.93

Total Return **	(4.37)%	***	92.70%	(3.67)%	(9.36)%	10.21%	32.07%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$162,924		$168,576	$91,013	$97,563	$102,690	$72,946
Ratio of Expenses to Average Net Assets	1.00%		1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.10%		0.62%	0.13%	0.72%	0.32%	(0.04)%
Portfolio Turnover	4.45%	***	12.32%	18.76%	20.10%	27.67%	9.71%

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

*** Not Annualized

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report |  14

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2021 (UNAUDITED)

1.    ORGANIZATION

The Clark Fork Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a statutory trust under the laws of Delaware by the filing of a Certificate of Trust on October 28, 2010.  The Trust is authorized to issue one or more series of beneficial interests and issue classes of any series or divide shares of any series into two or more separate classes.  The Trust currently consists of one series of units of beneficial interest (“shares”) called the Tarkio Fund (the “Fund”). The Fund is a non-diversified fund.  The investment adviser to the Fund is Front Street Capital Management, Inc. (the “Adviser”).

The Fund’s investment objective is long term growth of capital.

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946-Financial Services-Investment Companies.

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value as described in Note 3.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to their shareholders. Therefore, no federal income tax provision is required.  It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2018-2020), or expected to be taken in the Fund’s 2021 year-end tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred.  During the six months ended November 30, 2021, the Fund did not incur any interest or penalties.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

Semi-Annual Report |  15

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2021 (UNAUDITED)

financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

OTHER:  The Fund records security transactions on the trade date.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities.

3.  SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Semi-Annual Report |  16

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2021 (UNAUDITED)

FAIR VALUE MEASUREMENTS: The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity securities (common stock) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board of Trustees (“Board”). Manually priced securities held by the Fund (if any) are reviewed by the Board on a quarterly basis, and are categorized as Level 2 or 3, depending on the inputs used.

Money market funds are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of November 30, 2021:

Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 162,456,472	$ -	$ -	$ 162,456,472
Money Market Fund	346,638	-	-	346,638
Total	$ 162,803,110	$ -	$ -	$ 162,803,110

* See the Schedule of Investments for categories by industry.

The Fund did not hold any Level 3 assets or derivative instruments at any time during the six months ended November 30, 2021.

AFFILIATED COMPANIES: If a Fund and/or Adviser owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. As of and during the six months ended November 30, 2021, the Fund and Adviser, in combination, owned 5% or more of the outstanding voting securities of the issuers identified in the table below and therefore those issuers are considered affiliates of that Fund for purposes of the 1940 Act. The table below sets forth information regarding the Fund’s investment in an affiliated company.

The Manitowoc Co., Inc.
Market Value as of May 31, 2021	$ 20,477,842
Purchases	368,913
Sales	(81,424)
Net Realized Gain on Sale of Investments	6,331
Net Change in Unrealized Appreciation on Investments Held at Period End	(5,364,034)
Market Value as of November 30, 2021	$ 15,407,628
Share Balance as of November 30, 2021	808,375
Dividend Income	$ -

Semi-Annual Report |  17

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2021 (UNAUDITED)

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: Front Street Capital Management, Inc. serves as investment adviser to the Fund.  Subject to the authority of the Board, the Adviser is responsible for management of the Fund's investment portfolio. The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 0.75% of the average daily net assets of the Fund during the term of the Investment Advisory Agreement (“Agreement”).

Under the Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund.  The Adviser pays the operating expenses of the Fund excluding fees payable under the Agreement and the Services Agreement, brokerage fees and commissions, taxes, interest expense, the costs of acquired fund fees and expenses, and extraordinary expenses.  For the six months ended November 30, 2021, the Adviser earned $625,497 in advisory fees.  At November 30, 2021, the Fund owed the Adviser $106,856.

The Fund entered into a Services Agreement with the Adviser. Under the Services Agreement the Adviser is obligated to provide executive and administrative services, assist in the preparation of the Trust’s tax returns and various reports to shareholders, and provide non-investment related statistical and research data.  In addition, the Adviser is also obligated to pay for certain operational expenses of the Fund including those related to transfer agency, fund accounting, audit, legal and chief compliance officer services.  Under the Services Agreement, the Adviser receives a fee of 0.25% of the average daily net assets of the Fund.  For the six months ended November 30, 2021, the Fund incurred $208,499 in service fees. At November 30, 2021 the Fund owed $35,619 in service fees to the Adviser.

Officers and a Trustee of the Trust are also Officers of the Adviser.

5.  CAPITAL SHARE TRANSACTIONS

At November 30, 2021, paid in capital amounted to $82,962,913 of the Fund. Transactions in capital stock were as follows:

	Six Months Ended November 30, 2021		Year Ended May 31, 2021
	Shares	Amount	Shares	Amount
Shares sold	108,647	$ 3,361,772	106,358	$ 2,609,948
Shares issued in reinvestment of dividends	-	-	26,820	669,693
Shares redeemed	(51,060)	(1,608,750)	(321,667)	(7,640,782)
Net increase (decrease)	57,587	$ 1,753,022	(188,489)	$ (4,361,141)

6.  INVESTMENT TRANSACTIONS

For the six months ended November 30, 2021, purchases and sales of investment securities, other than short-term investments, were as follows:

Semi-Annual Report |  18

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2021 (UNAUDITED)

Purchases

Investment Securities                          $ 9,273,170

Sales

Investment Securities                          $ 7,333,927

7.  TAX INFORMATION

As of May 31, 2021, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$ 88,098,201
Gross (Depreciation)	(2,604,506)
Net Appreciation on Investments	$ 85,493,695

At May 31, 2021, the aggregate cost of securities for federal income tax purposes was $82,853,799.

As of the fiscal year ended May 31, 2021, the components of distributable earnings/(accumulated losses) on a tax basis are as follows:

Accumulated undistributed ordinary income	$ 269,156
Accumulated undistributed capital gain	1,603,507
Unrealized appreciation	85,493,695
$ 87,366,358

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

8.  DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2021 and 2020 were as follows:

	2021	2020
Ordinary Income	$ 669,693	$ 223,168
Long-Term Capital Gain	$ -	$ 5,267,698

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

The Fund did not pay any distributions for the six months ended November 30, 2021.

9.  COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

Semi-Annual Report |  19

TARKIO FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOVEMBER 30, 2021 (UNAUDITED)

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the 1940 Act. As of November 30, 2021, TD Ameritrade, Inc. held in an omnibus account for the benefit of others approximately 77% of the voting securities of the Fund. The Fund does not know whether any underlying accounts of TD Ameritrade, Inc., owned or controlled 25% of the voting securities of the Fund.

11.  MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns.  During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

12.  SUBSEQUENT EVENTS

On December 17, 2021, the Fund declared the following distributions to shareholders of record as of December 17, 2021:

Total Distribution

        Per Share Amount

Short-term

    $     55,027

$0.01

Long-Term

    $2,035,107

$0.38

Ordinary Income

    $   228,744

$0.04

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no additional events requiring accounting or disclosure.

Semi-Annual Report |  20

TARKIO FUND

EXPENSE ILLUSTRATION

NOVEMBER 30, 2021 (UNAUDITED)

Expense Example

As a shareholder of the Tarkio Fund, you incur costs such as ongoing costs which consist of management fees and service fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2021 through November 30, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	June 1, 2021	November 30, 2021	June 1, 2021 to November 30, 2021
Actual	$1,000.00	$ 956.33	$4.90
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.05	$5.06

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Semi-Annual Report |  21

TARKIO FUND

ADDITIONAL INFORMATION

NOVEMBER 30, 2021 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 231-2901 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s first and third fiscal quarters end on February 28 and August 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-PORT are available on the SEC’s website at http://sec.gov, or this information may be obtained, after paying a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. You may also obtain copies by calling the Fund at 1-800-231-2901.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 231-2901 to request a copy of the SAI or to make shareholder inquiries.

Semi-Annual Report |  22

INVESTMENT ADVISER

Front Street Capital Management, Inc.

218 East Front Street, Suite 205

Missoula, MT  59802

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Practus, LLP

11300 Tomahawk Creek Pkwy., Suite 310

Leawood, KS 66211

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

DISTRIBUTOR

Arbor Court Capital, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the Trust’s Statement of Additional Information.

Item 11.  Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported within the time periods specified by the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(b) under the 1940 Act are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Clark Fork Trust

By /s/ Russell T. Piazza

     Russell T. Piazza

     Chairman of the Board, Principal Executive Officer

Date: February 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Russell T. Piazza

      Russell T. Piazza

      Chairman of the Board, Principal Executive Officer

Date: February 8, 2022

By /s/ Michele Blood

      Michele Blood

      Principal Financial Officer, Treasurer

Date: February 8, 2022